UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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AOXING PHARMACEUTICAL COMPANY, INC.
(Name of Registrant as Specified In Its Charter
(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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AOXING PHARMACEUTICAL COMPANY, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	June 23, 2016
	TIME:	9:30 AM Local Time
	LOCATION:	No. 8 Bojin Mansion, Chang An District, Guang An Street, Shijiazhuang City, Hebei Province, People's Republic of China

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/axn and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/axn

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before June 5, 2016.

you may enter your voting instructions at https://www.iproxydirect.com/axn until 11:59 pm eastern time on june 22, 2016

The purposes of this meeting are as follows:

1.To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;
2.To ratify the appointment of BDO China Shu Lun Pan Certified Accountants LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2016;
3.To approve the 2016 Stock Incentive Plan;
4.To ratify the grant of 590,000 stock options to certain employees;
5.To ratify the grant of 150,000 common shares to certain employees;
6.To approve, on an advisory basis, the Company's executive compensation;
7.To recommend, on an advisory basis, the frequency of future advisory votes on executive compensation; and
8.To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on April 25, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote 'for' proposals 1 through 6 above, and that you vote on proposal 7 for a frequency of every three years.

Please note – This is not a Proxy Card - you cannot vote by returning this card